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EXHIBIT 10.07

THIS DEED is made 6 November 1997

BETWEEN

     INDO-PACIFIC ENERGY (NZ) LIMITED of 284 Karori Road,
Wellington, New Zealand ("Indo-Pacific")

AND

     MOONDANCE ENERGY PTY LTD of 133 Edward Street, Perth,
Western Australia ("Moondance")

AND

     BORAL ENERGY RESOURCES NZ LIMITED of 38 Bruce Mclaron Road,
Henderson, Auckland ("Boral Energy")

AND

     CROFT EXPLORATION LTD of Fountain House, 3 Woodside
Crescent, Glasgow G37UN, United Kingdom ("Croft")

AND

     TRANS-ORIENT PETROLEUM (NZ) LIMITED OF 284 Karori Road,
Wellington, New Zealand ("Trans-Orient")

RECITALS

A. As at the date of this Deed Indo-Pacific, Moondance, Croft and Boral are parties to an unincorporated joint venture for the purpose of holding their respective Participating Interests in PEP 38328 in the percentages set out as follows:

          Indo-Pacific   50%
          Moondance      10%
          Croft          10%
          Boral          30%

B.   Indo-Pacific has agreed with its Related Body Corporate
Trans-Orient to assign the Assigned Interest to Trans-Orient and the Other Parties agree to the assignment on the terms set out herein.

THE PARTIES AGREE as follows:

1.        Definitions and Interpretation




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1.1  Definitions

     In this Deed (including the Recitals) unless the context otherwise requires:

     1.1.1. "Act" means the Crown Minerals Act (NZ) 1991 and any regulations made thereto.

     1.1.2     "Deed" means this deed between the Parties.

     1.1.3     "Assigned Interest" means a 22.5% Participating
               Interest owned by Indo-Pacific assigned to Trans-Orient.

     1.1.4     "Effective Date" means 15 November 1996.

     1.1.5     "Parties" means each of Indo-Pacific, Moondance,
               Boral Energy, Croft and Trans-Orient.

     1.1.6 "Participating Interest" means a percentage interest of a Party in the Permit.

     1.1.7     "Permit" means petroleum exploration permit PEP
               38328 or any renewal or extension thereof and any mining permit granted pursuant thereto.

     1.1.8 "Minister" means the Minister of Energy as defined under the Act who administers the approval and registration procedure under the Act.

     1.1.9 "Related Body Corporate" shall have the meaning to the term as set out in the Companies Act 1993 NZ.

     1.1.10 "Other Parties" means together Croft, Boral Energy and Moondance.

1.2  Interpretation

     In this Deed, unless a contrary intention appears:

     1.2.1 a reference to this Deed is a reference to this Deed as amended, varied, novated or substituted from time to time;

     1.2.2 a reference to any legislation or any provision of any legislation includes:

          (a) all regulations, orders or instruments issued under the legislation or provision: and

          (b) any modification, consolidation, amendment, re-enactment, replacement or codification of such legislation or provision;

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1.2.3     a word:

          (a) importing the singular includes the plural and vice versa; and

          (b) denoting an individual includes corporations, firms, unincorporated bodies, authorities and instrumentalities;

1.2.4 a reference to a Party to this Deed or any other instrument includes that Party's executors, administrators, successors and permitted assigns;

1.2.5 where a word or phrase is given meaning, any other part of speech or grammatical form has a corresponding meaning; and

1.2.6 a reference to a clause number, schedule number or annexure number (or letter) is a reference to a clause, schedule or annexure of this Deed;

1.2.7 words and expressions used in this Deed which are used in the Act shall where the context admits have the same meaning as they have in the Act.

2.   Approval

2.1 Each dealing evidenced by this Deed to which the Act applies will relate back to and take effect on and from the Effective Date upon the date of obtaining approval for such dealing in accordance with the Act.

2.2 Indo-Pacific and Trans-Orient must use all reasonable endeavours to have all dealings evidenced by this Deed approved and registered as contemplated by clause 2.1 as expeditiously as possible.

2.3 If any dealing evidenced by this Deed is not approved and registered in accordance with clause 2.1 within 12 months of execution of this deed (or such other date as the Parties may agree), any Party may terminate this Deed at any time by notice to other Parties and this Deed will terminate on the receipt of that notice.

2.4 On termination of this Deed under clause 2.3, the Parties must execute all documents and do all other things necessary or desirable to place each other in the same position as they would have been had this Deed not been executed or acted upon.




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3.   Assignee

3.1 With effect on and from the Effective Date, Trans-Orient assumes the obligations and liabilities of the Assigned Interest arising on and from the Effective Date (but always excluding liabilities and obligations arising prior to the Effective Date) and shall be entitled to the full benefit and advantage of the Assigned Interest and all rights thereunder to the same extent to which Indo-Pacific would have been so entitled had the Assigned Interest not been assigned to Trans-Orient.

3.2  Trans-Orient will indemnify and keep indemnified the Other
     Parties against all liability which each of them may incur by reason of any breach or non-observance by Trans-Orient of any of the provisions of this Deed.

3.3 With effect on and from the Effective Date the Other Parties accept the liability of Trans-Orient as set out in clause
     3.1 hereof.

4.   Assignor

4.1 Indo-Pacific covenants and agrees with the Other Parties to duly and punctually discharge all liabilities and perform all obligations incurred in respect of the Assigned Interest prior to the Effective Date (but excluding liabilities and obligations scheduled for performance on or after the Effective Date) regardless of whether such liability and obligations arise before or after the Effective Date.

4.2 Indo-Pacific shall indemnify and hold the Other Parties harmless from and against all liability which each of them may incur by reason of any breach or non-observance by
Indo-Pacific of this Deed.

4.3 In the event that Trans-Orient ceases to be a Related Body Corporate of Indo-Pacific during the period of 5 years from the Effective Date then the Assigned Interest shall be re-assigned to Indo-Pacific or if Indo-Pacific ceases to exist then the Other Parties shall be entitled to have the Assigned Interest assigned to them in proportion to their respective Participating Interests at no charge.

5.   Participating Interests

The Parties agree that on and from the Effective Date their respective Participating Interests shall be as set out below;





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     Indo-Pacific         27.5%
     Moondance            10.0%
     Boral Energy         30.0%
     Croft                10.0%
     Trans-Orient         22.5%
                         ______
                         100.0%

6.   Notices

Any notice to be given to Trans-Orient under this Deed must be delivered or sent to:

284 Karori Road
Wellington  New Zealand

7.   Miscellaneous

7.1 This Deed will be binding upon the enure to the benefit of the Parties, their respective successors and each person who derives from them title to a Participating Interest.

7.2 This Deed will be governed by and construed in accordance with laws of New Zealand for the time being in force.

7.3 The Parties submit to the non-exclusive jurisdiction of the Courts of New Zealand and all courts competent to hear appeals therefrom.

7.4 The Parties will bear their own legal costs arising out of the preparation of this Deed, but Trans-Orient will bear all stamp duty and registration fees payable on this Deed and any document directly related to or consequential upon this Deed.

7.5 Each of the Parties must take all such steps, execute all such documents and do all such acts and things as may be reasonably required by any other Party to give effect to the intent of this Deed.

7.6 Each attorney executing this Deed states that he has no notice of the revocation of his power of attorney.

EXECUTED by the parties as a Deed,

Executed for and on behalf of
INDO-PACIFIC ENERGY (NZ)
LIMITED by its duly authorised
representative in the presence of;

/s/ Jenni Lean                          /s/ David Bennett
Signature of witness                    Signature of
                       representative

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The COMMON SEAL of BORAL      )    The Common Seal of
ENERGY RESOURCES NZ LIMITED   )    Boral Energy Resources NZ
was affixed in                )    Limited
the presence of:              )

/s/ Owen William Poole             /s/ Robbert Jan Willink
Signature                          Signature

Director                           Director
Office held                        Office held

The COMMON SEAL of                 )
MOONDANCE ENERGY PTY LIMITED       )
was affixed in the presence of:    )

/s/ Gregory Alan Corner            /s/ Colin Crabb
Signature                          Signature

Secretary                          Director
Office held                        Office held

The COMMON SEAL of                 )
CROFT EXPLORATION LTD              )
was affixed in the presence of:    )

/s/ David Wood                     /s/ R. Stevenson
Signature                          Signature

Director                           Secretary
Office held                        Office held

Executed for and on behalf of TRANS-ORIENT
PETROLEUM (NZ) LIMITED by its duly
authorised representative in the presence of;

/s/ Jenni Lean                     /s/David Bennett
Signature of witness               Signature of representative